                                                                   EXHIBIT 10.60



                          AMENDMENT TO LOAN DOCUMENTS


BORROWER:   SEER TECHNOLOGIES, INC.
ADDRESS:    8000 REGENCY PARKWAY
            CARY, NORTH CAROLINA  27511

DATE:       DECEMBER 22, 1998

     THIS AMENDMENT ("Amendment") is entered into as of the above date between GREYROCK CAPITAL, a Division of NationsCredit Commercial Corporation (formerly Greyrock Business Credit) ("GBC"), and the borrower named above ("Borrower") with respect to the Loan and Security Agreement between GBC and Borrower, dated March 26, 1997 (as amended from time to time, the "Loan Agreement"). (This Amendment, the Loan Agreement, all other prior written amendments to the Loan Agreement signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     Subject to the conditions set forth below, the parties agree to amend the Loan Agreement as follows, effective on ___________:

     1. CREDIT LIMIT. Section 1 of the Schedule is amended in its entirety to read as follows:

     "1.  Credit Limit  (Section 1.1):  Loans ("Receivable Loans") up to the sum
          ----------------------------
     of the following percentages of Borrower's Eligible Receivables (as defined in Section 8 above), provided that the total outstanding balance of Receivable Loans shall not at any time exceed $25,000,000:

               "(i)  80% of the amount of eligible U.S. accounts; plus
                                                                  ----

               "(ii)   the lesser of 80% of Unbilled Receivables (as defined in
     Section 8 above) or $3,000,000; plus
                                     ----

               "(iii)   the lesser of 80% of the amount of eligible Australian
     accounts or $2,000,000; plus
                             ----

               "(iv)   80% of the amount of eligible Irish accounts; plus
                                                                     ----

               "(v)   80% of the amount of eligible Netherlands accounts."

     2. INTEREST RATE. Section 2 of the Schedule is amended in its entirety to read as follows:

          "2.  Interest Rate  (Section 1.2):  The interest rate in effect
               -------------
     throughout each calendar month during the term of this Agreement shall be the following:

     Period                                    Interest Rate
     ------                                    -------------
     Amendment Effective Date                  Prime Rate
     through December 31, 1999

     January 1, 2000 through                   Prime Rate plus 1% per annum
     December 31, 2000

     January 1, 2001 and thereafter            Prime Rate plus 2% per annum


     "Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest "Prime Rate" in effect during said month.

     " `Amendment Effective Date' means the date the Amendment to Loan Documents between Borrower and GBC dated December 22, 1998 is effective.

     " `Prime Rate' means the actual `Reference Rate' or the substitute therefor of the Bank of America NT & SA (or its successor) whether or not that rate is the lowest interest rate charged by said bank. If the Prime Rate, as defined, is unavailable, `Prime Rate' shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks."


     3.  MATURITY DATE. Section 4 of the Schedule is amended in its entirety to
         --------------
read as follows:

          "4.  Maturity Date (Section 6.1):  December 31, 2001, subject to
               ----------------------------
     automatic renewal as provided in Section 6.1 above, and early termination as provided in Section 6.2 above."

     4.  ADDITIONAL PROVISIONS. The following new Section 8 is added to the
         ----------------------
Schedule:

          "8.  Additional Provisions.
               ---------------------

               "(1)  Guaranty.  Borrower shall concurrently cause Level 8
                     --------
     Systems, Inc., a New York corporation (`Level 8') to execute and deliver to GBC a Continuing Guaranty with respect to the Obligations, on GBC's standard form

     (the `Level 8 Guaranty'), provided that Level 8's liability under the Level 8 Guaranty shall be limited to the `Guaranty Limit' as defined below. The Guaranty Limit shall be an amount equal to the following (plus all interest on the obligations of Level 8 under the Level 8 Guaranty, plus all reasonable costs incurred in enforcing the obligations of Level 8 under the Level 8 Guaranty):

               "(a) During the period from the date of the Level 8 Guaranty to December 31, 1999, the Guaranty Limit shall be an amount equal to the amount of the Obligations at the Determination Date (as defined below) in excess of $20,000,000.

               "(b) During the period from January 1, 2000 to December 31, 2000 the Guaranty Limit shall be an amount equal to the amount of the Obligations at the Determination Date (as defined below) in excess of $10,000,000.

     "From and after January 1, 2001 the liability of Level 8 under the Level 8 Guaranty shall not be limited.

     " `Determination Date' shall mean, at any date, the date a written notice of acceleration of the Obligations is given by GBC to Borrower or Level 8, which is not subsequently waived in writing or rescinded in writing. The Level 8 Guaranty shall continue in full force and effect after any such waiver or rescission of a written notice of acceleration.

     "Borrower shall cause the Level 8 Guaranty to continue in effect until this Loan Agreement has been terminated and all of the Obligations have been paid and performed in full.

               "(2)  Level 8.  Without GBC's prior written consent: (a) Borrower
                     -------
     shall not, and shall not permit any of its subsidiaries to, engage in any transactions with Level 8 or Level 8's other affiliates on terms less favorable to Borrower or such subsidiaries than the terms on which an unaffiliated third party would engage in such transaction; and (b) Borrower shall not make any transfer of funds or other property to Level 8 or Level 8's other affiliates (other than Borrower's subsidiaries), other than payments not in contravention of clause (a) above; and (c) Borrower shall not pay or declare any distributions or dividends, or redeem or repurchase any of its stock or other securities from Level 8 or any of Level 8's other affiliates.

               "(3)  Streamlined Provisions.  At such time as the total unpaid
                     -----------------------
     principal balance of all outstanding Loans is $13,000,000 or less, the following provisions (the `Streamlined Provisions') shall apply:

               "(a) Daily reporting of transactions and daily schedules and assignments of Receivables and schedules of collections, called for by
     Section 4.3 of this Loan Agreement, will not be required. Instead, the Borrower shall provide GBC with a monthly Borrowing Base Certificate, in such form as GBC shall from time to time specify, within 10 days after the end of each month. In the event, as of the end of any month, the total of all Loans and all other Obligations exceeds the Credit Limit, Borrower shall immediately pay the amount of the excess to GBC.

               "(b) Delivery of the proceeds of Receivables and other Collateral within one business day after receipt, as called for by Sections
     4.4 and 5.4 of this Loan Agreement will not be required.

               "(c) The Streamlined Provisions shall immediately terminate if any Event of Default or any event which, with notice or passage of time or both, would constitute an Event of Default, occurs and is continuing.

               "(d) While the Streamlined Provisions are in effect, the total principal balance of the Loans may not, thereafter, exceed $13,000,000, unless Borrower elects, by at least three Business Days' prior written notice to GBC, to terminate the Streamlined Provisions. In the event Borrower wishes to terminate the Streamlined Provisions, Borrower shall provide GBC with such information relating to the Receivables and other Collateral as GBC shall specify in order to enable GBC to complete its normal Receivables and Collateral review, at least three Business Days prior to the date the Streamlined Provisions are to terminate.

               "(e)  Upon termination of the Streamlined Provisions under clause
     (c) or (d) above, the Borrower shall, then and thereafter, provide GBC with the daily reporting of transactions and daily schedules and assignments of Receivables and schedules of collections, as called for by Section 4.3 of the Loan Agreement, and the Borrower shall deliver all proceeds of Receivables and other Collateral to GBC, within one business day after receipt, as called for by Sections 4.4 and 5.4 of the Loan Agreement."

     5.  DELETE TERMINATION FEE. The portion of Section 3 of the Schedule, which
         -----------------------
presently reads as follows: "Termination Fee: $20,000 per month for each month (or portion thereof) from the effective date of termination to the Maturity Date." is amended to read as follows:

               "Termination Fee:  None."

     6.  WELSH CARSON--CONFORMING CHANGES.
         ---------------------------------

          (a) The portion of Section 7.1(n) of the Loan Agreement, which presently reads as follows: "Welsh Carson Anderson & Stowe VI, L.P., a Delaware limited partnership's equity ownership decreases to less than 51%" is amended to read as follows:

               "Level 8's equity ownership decreases to less than 51%".

          (b) Section 7.1(r) of the Loan Agreement (which relates to a Guaranty by Welsh Carson Anderson & Stowe VI, L.P. of certain obligations of the Borrower to NationsBank, N.A.) is hereby deleted from the Loan Agreement.

     7.  CONDITIONS.  This Amendment is subject to the following conditions
         -----------
precedent,
which the Borrower agrees to use its best efforts to satisfy on or before December 31, 1998. If, for any reason, said conditions are not satisfied by said date, the amendments to the Loan Documents set forth in Sections 1 through 6 above shall be of no further force or effect.

          (a)  Level 8 Guaranty.  Level 8 shall have executed and delivered the
               ----------------
Level 8 Guaranty (as defined above).

          (b)  Level 8 Agreement. Level 8 shall have executed and delivered a
               -----------------
letter agreement to GBC agreeing to the provisions of Section 8(2) above which is being added to the Schedule.

          (c)  Subordinated Debt.  Level 8 shall have made a subordinated loan
               -----------------
to Borrower in the amount of not less than $12,000,000, the proceeds of which shall be paid to GBC to be applied to the existing Term Loan and next to the Receivable Loans. Said subordinated loan shall be subject to a subordination agreement in favor of GBC in form satisfactory to GBC in its discretion, and shall not permit principal or interest payments thereon during the term of the Loan Agreement or while any Obligations are outstanding.

          (d)  Stock Ownership.  Level 8 shall have acquired a majority of the
               ----------------
outstanding shares of voting stock of the Borrower.

          (e) Outstanding NationsBank Loan.  The presently outstanding loan from
              ----------------------------
NationsBank N.A. to the Borrower shall be paid and performed in full.

     8.  REPRESENTATIONS TRUE.  Borrower represents and warrants to GBC that all
         --------------------
representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     9.  GENERAL PROVISIONS.  This Amendment, the Loan Agreement, and the other
         ------------------
Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                             GBC:

SEER TECHNOLOGIES, INC.               GREYROCK CAPITAL,
                                      A Division of NationsCredit Commercial
                                      Corporation

By /s/ Steven Dmiszewicki
   President or Vice-President        By /s/ Richard Suhl
                                      Title:  President
By /s/ Dennis Mckinnie
Secretary or Ass't Secretary

                                    CONSENT

     The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantees of the undersigned, all of which are hereby ratified and affirmed. This Consent may be executed in counterparts. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this Consent.

SEER TECHNOLOGIES IRELAND LIMITED         SEER TECHNOLOGIES BENELUX B.V.

By /s/ Dennis McKinnie                    By /s/ Steven Dmiszewicki
Title                                     Title
     -----------------------------             --------------------------

By /s/ Steven Dmiszewicki                 By /s/ Dennis McKinnie
Title                                     Title
     -----------------------------             --------------------------